Exhibit 10.8
 FIRST AMENDMENT
TO THE
EOG RESOURCES, INC. 409A DEFERRED COMPENSATION PLAN

WHEREAS, EOG RESOURCES, INC. (the "Company" or "Employer") amended the EOG Resources, Inc. 409A Deferred Compensation Plan (the "Plan") effective as of January 1, 2012; and

WHEREAS, the Company reserved the right to amend the Plan in Section 12;

NOW,  THEREFORE, RESOLVED that subsection 2.9 of the Plan Document is hereby amended to revise the definition of "401(k) Refund" as follows:

For purposes of this subsection, "401(k) Refund" means any amount distributed to the applicable Participant from the Employer's qualified retirement plan(s) intended to comply with the applicable sections of the Code that are in excess of the maximum deferrals, contributions, annual additions or any other limitation for the prior calendar year allowable under such qualified retirement plan.

RESOLVED FURTHER that the Adoption Agreement is hereby amended effective as of January 1, 2013, as follows:

SECTION 1. – Adopting Entity.
The following section shall be replaced in its entirety:

1.	Adopting Entity. The Employer adopts the Plan as:
List type of business entity (corporation, partnership, controlled group of corporations, etc.) Corporation
List each Employer adopting the Plan and Employer Identification Number (EIN):

Name of Employer:	EOG Resources, Inc.	EIN:	47-0684736
Name of Employer:	EOG Expat Services, Inc.	EIN:	76-0493859
Name of Employer:		EIN:
Name of Employer:		EIN:
Name of Employer:		EIN:
(attach additional lists as necessary)
The adopting Employers and the Employer are referred to herein collectively as the "Employer."
Select state of controlling law (see Section 10.7 of Plan Document):
            State of incorpporation;  ______
State of domicile                                        Texas

SECTION 7. – Types and Amounts of Participant Deferrals.

The description under "401(k) Refund" shall be replaced in its entirety with:

401(k) Refund (see Subsection 2.9 of the Plan document for definition).
The description under "Other" shall be replaced in its entirety with:

Other [enter description]:  Amounts to be contributed by Employer on a Participant's behalf into the Plan due to the Participant forfeiting any amounts under the Company's qualified retirement plan(s) due to exceeding any of such plans' limits.

IN WITNESS WHEREOF, the undersigned has hereunto signed his or her name as of the date herein below shown.

EOG RESOURCES, INC.

8-30-13	/s/ Patricia L. Edwards

Date	By

Patricia Edwards
V.P Human Resources and
Administration

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